UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2012

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	000-32561	34-1585111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15985 East High Street, Middlefield, Ohio 44062-0035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (440) 632-1666

[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers

On January 31, 2012, the Board of Directors of The Middlefield Banking Company, a wholly owned subsidiary of Middlefield Banc Corp., approved cash bonus payments to be made to President and Chief Executive Officer Thomas G. Caldwell ($52,650), Executive Vice President and Chief Operating Officer James R. Heslop, II ($27,750), Chief Financial Officer and Treasurer Donald L. Stacy ($21,000), Senior Vice President/Senior Loan Officer Jay P. Giles ($11,103.75) and two other executive officers in recognition of their service in 2011. The cash bonus payments were based on the Compensation Committee’s evaluation of certain individual and corporate performance objectives achieved during the 2011 fiscal year. The cash bonus payments will be paid no later than March 15, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Middlefield Banc Corp.

Date: February 16, 2012	/s/ James R. Heslop, II
James R. Heslop, II
Executive Vice President and COO